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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Klaus Moeller, Chief Executive Officer and Interim Chief Financial Officer of Genius Products, Inc. (the "Registrant"), do hereby certify pursuant to Rule 15d-14(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

(1) the Registrant's Quarterly Report on Form 10-QSB of the Registrant for the period ended June 30, 2003 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 14, 2003                   By: /s/  Klaus Moeller
                                             -----------------------------------
                                             Klaus Moeller
                                             Chief Executive Officer
                                             and Interim Chief Financial Officer